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Exhibit 99.3

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  Exhibit 99.3

The Worlds' Leading Provider Of

DSP Based IP Solutions

Disclaimer

Statements in this presentation regarding the proposed transaction among DSP Group, Inc. ("DSPG"), Ceva, Inc., the IP licensing subsidiary of DSPG ("Ceva"), and Parthus Technologies plc ("Parthus"), including expectations with respect to the timetable for completing the transaction, future financial and operating results, potential benefits and synergies of the transaction, and future opportunities for the combined company, as well as any other statements about the future expectations, beliefs, goals, plans or prospects of the managements of DSPG, Ceva or Parthus constitute "forward-looking" statements. Any statements that are not statements of historical fact (including statements containing the words "believe," "plan," "anticipate," "expect," "estimate" and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the ability of the parties to consummate the transaction; the ability of management to successfully integrate the operations and employees of Parthus and Ceva; the ability to realize anticipated synergies and cost savings; decreases in demand for semiconductor products, particularly in the mobile Internet market, and and other factors described in Parthus' Annual Report on Form 20-F for the year ended December 31, 2000 and in current reports filed by Parthus on Form 6-K and DSPG's Annual Report on Form 10-K for the year ended December 31, 2001. DSPG, Ceva and Parthus disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this presentation.

Nothing contained in this presentation shall constitute an offer to sell or issue, or a solicitation of any offer to purchase or subscribe for any shares in DSPG, Ceva or Parthus, nor shall it form the basis of, or be relied upon in connection with, any contract for such purchase or subscription. No representation or warranty, expressed or implied, is made or given by DSPG, Ceva or Parthus as to the accuracy or completeness of the information or the opinions contained in this presentation and no liability is accepted for any such information or opinions.

parthusceva THE IP POWERHOUSE™

Transaction Summary

Transaction Structure	• Parthus to merge with the IP licensing subsidiary of DSP Group ("Ceva") by means of a Scheme of Arrangement • DSP Group Inc to spin off Ceva in a tax free transaction with $40m gross cash • Ceva to issue new shares to Parthus shareholders • Special cash distribution of $60m to Parthus shareholders approx. GBP0.07 per share and US$1.03 per ADS
Equity Ownership	• DSPG shareholders 50.1% • Parthus shareholders 49.9%
Expected Timetable to Close	• Post shareholder documents — Mid-May • Parthus shareholder meeting — June • IRS ruling — July • Close transaction — Q3

parthusceva THE IP POWERHOUSE™

Transaction Summary

NewCo	• **ParthusCeva** • **Domiciled Delaware. Headquartered in San Jose**
Listing of ParthusCeva	• **NASDAQ and London Stock Exchange**
Management + Board	see below

Board

- Eliyahu Ayalon (Chairman)
- Brian Long (Vice Chairman)
- Kevin Fielding (CEO)
- Sven-Christer Nilsson
- Bruce Mann
- Louis Silver
- Zvi Limon
- William McCabe

Management

- CEO - Kevin Fielding
- EVP/CTO - Gideon Wertheizer
- EVP/COO - Eoin Gilley
- CFO - Elaine Coughlan
- VP Sales – Bill McLean

Broad Shareholding Base
US and Europe


Enterprise Ireland
2.2%
Goldman Sachs
2.2%
STMicroelectronics
1.6%
Magnum Technology
2.4%
Parthus Directors & Affiliates
15.6%[1]
Public Float
76.0%

Parthus and Ceva
Key Facts

parthus

- Business: Platform level-IP Licensing
- #1 licensor of platform level-IP to semi. industry
- Leading licensor of Bluetooth, GPS & PDA IP
- Tier #1 Customers: STM, TI, Motorola, Hitachi...
- ~$41m revenues (2001)
- ~360 employees
- Listed on LSE & NASDAQ

DSP

- Business: DSP cores IP Licensing
- #1 licensed DSP cores to semi. industry (55%)
- #1 licensed DSP cores to cellular industry (66%)
- Tier #1 Customers: NEC, Infineon, Philips, Samsung...
- ~$25m revenues (2001)
- ~66 employees
- A wholly owned subsidiary of DSPG

Parthus and Ceva

Research Commentary

'Parthus is the fastest growing company in the IP industry offering the total solution… theirs is a model many should emulate'

Gartner Dataquest

'DSP Group clearly dominates the market, holding 55% market share of worldwide DSP core licenses'

Gartner Dataquest

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THE IP POWERHOUSE™

Strategic Rationale

Cores + Platforms = Integrated Solutions

	Ceva	Parthus	ParthusCeva
Position in DSP Licensing*	#1 (55%)	#2 (24%)	#1 (79%)
Product Strategy	DSP Cores 	Platform level-IP *Builds around the processor core* 	Integrated Solution Cores + Platforms 
Sales/Scale	Small Team Asia Strength	Global Team Europe/US Strength	Global Channel Global Strength
# Of Customers in top-10 Semis.	5	6	9
Financials	High Margin	High Growth	High Growth & High Margin

*Gartner Dataquest

ParthusCeva Highlights

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Unique Technology Position
- DSP - the main 'brain' of wireless
- Market leader in DSP licensing (79% share)[1]
- Unique strategy: Cores + platforms = Integrated IP solution

High Growth Markets
- DSP markets growing at 30% CAGR[2]
- Industry trend to licensing open standard processor architectures

Established Customers
- Blue chip OEM and semi customers - (70% relicense rate)
- Strong position in Americas, Asia and Europe

Proven Business Model
- Scalable, high margin, recurring revenues
- Strong balance sheet

Experienced Team
- Powerful R&D resources and skill set
- Global sales
- Proven management

[1] Gartner Dataquest
[2] Forward Concept

ParthusCeva Market Opportunities

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THE IP POWERHOUSE™

Programmable DSP Markets

Market Opportunity

Digital Signal Processing (DSP) technology is central to all digital electronic devices

Programmable DSP deployed in multiple digital devices


Platform IP
Smartcores
DSP

DSP Cores + Platforms
= Integrated solution

- Wireless
- Consumer Entertainment
- Automotive
- Multi-purpose
- Wireline
- Computer



Programmable DSP Market

Market Growth And Key Segments

Programmable DSP Market Strong Growth (2001-2005)



$mm
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
30% CAGR
2001
2002E
2003E
2004E
2005E

Programmable DSP Market Segments 2001



Automotive
Multi-Purpose
Consumer
Wired
Computer
Wireless 50%

Source: Forward Concepts

parthusceva THE IP POWERHOUSE™

Programmable DSP Market

Industry Shift To Licensing

Wireless Cellphone DSP Shipments 2001: 400 million


70% Proprietary
30% Open/ Licensed

- DSPG is the market leader with 66%market share of licensed DSP technology in cellphone market
- Example OEMs: Ericsson, Siemens, Samsung, Sony, Phillips...
- Merger greatly enhances technology offering to capture further market share for ParthusCeva

Source: Forward Concepts

ParthusCeva Products

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THE IP POWERHOUSE™

ParthusCeva Products

Cores, Platforms, Integrated Solutions

1

- DSP Cores
  - Family of open-standard DSP cores
  - Clear market leader

2

- Platform Level-IP
  - Platform IP = full system solution (i.e. RF, Baseband, Software) targeting mobile Internet
  - A leadership in key technologies - Bluetooth, GPS…

3

- Integrated Solutions
  - Integrated solutions = Cores + Platforms
  - ParthusCeva well positioned to supply customer requirement for fully integrated IP solutions

ParthusCeva Products

1. DSP Cores

- Portfolio of code-compatible DSP cores preserves customer R&D investment through re-licensing

- Programmable - enables same core to be deployed across multiple end markets



16
20
24
Palm
3G Modem
Multimedia
VoIP
Base Stations
Teak
2.5G Modem
Digital Camera
Enterprise Gateway
TeakLite
2G, Modem,
Internet Audio
Disk Drives
OaK
Pine
Cellphone

- Through market leadership, ParthusCeva is well positioned to exploit industry shift to open, industry standard processor cores

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THE IP POWERHOUSE™

ParthusCeva Products

2. Platform Level-IP



BlueStream — Complete Bluetooth solution…
Market leader in Bluetooth IP

MobiStream — 2.5G/3G Wireless (UbiNetics Partnership)
Industry Standard Test W-CDMA Stack

InfoStream — A leading supplier of smartphone, mobile computing, architecture (Microsoft, Symbian)

NavStream — A leading GPS location technology with unique 'GPS-Inside' capability

MediaStream — Audio (MP3 for game consoles/portables) and Video (MPEG4) supporting MMS

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THE IP POWERHOUSE™

Products

3. Integrated Solutions

Integrated Solutions
- SmartCores
- Platforms
- Software


SmartCore DSP
Program
Application Platforms
Comms. Platforms
RISC
Software
Software
- Apps
- Stack
- RTOS



Key Customer Advantages

- **Fastest time-to-market**
  - **Total solution**
- **No development risk**
  - **Silicon proven**
- **Complexity removed**
  - **'Black boxed' IP**
- **Reduced cost**
  - **Through licensing**
- **Programmable**
  - **IP delivered 'soft'**
  - **DSP based**

ParthusCeva Customers

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Blue Chip Customer Base

Penetration
9 of top 10 Semi's are licensees

Retention
70% repeat license rate amongst licensees

Traction
>80m units shipped in 2001

SONY, ERICSSON, SAMSUNG, PHILIPS, NVIDIA, 3COM, Microsoft, XBOX, KENWOOD, SHARP, TDK, SIEMENS, CREATIVE, Kawasaki, PSION, hp, MOTOROLA, EPSON, MITEL

MOTOROLA, intel, OKI, intersil, ROHM, PHILIPS, HITACHI, Infineon technologies, FUJITSU, CIRRUS LOGIC, MARVELL, ST, MAXIM, SAMSUNG, NEC, LSI LOGIC, ATMEL, SHARP, Agilent, TEXAS INSTRUMENTS, National Semiconductor, PrairieComm

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Blue Chip Customer Base

Advantages To Licensees

OEM

- Access to open multi-source architecture
  - Multi-source options - competitive pricing
  - Access to low cost silicon foundries
- IP delivered 'Soft'
  - OEM can optimise for size, cost, performance
  - OEM can add features to differentiate product

SEMI

- Business
  - Reduces development cost, risk, complexity
  - Speeds time-to-market...time-to-margin
- Strategic
  - Addressing the 'design gap'
  - Open-standard DSP versus proprietary
  - Ability to differentiate/optimise

Customer 'Adhesion'

Strong Barrier To Entry



SW1
SW2
SW3
SW4
← Common Code Base →
Pine
OaK
TeakLite
Teak
← Common Dev. Tools →

Licensing of open-standard architecture creates natural customer retention

- Investment in software built around cores
- Investment in tools, verification, peripherals
- Re-use of proven technology

70% re-license rate amongst licensees

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ParthusCeva Global Presence

R&D, Sales & Service

Powerful R&D Capabilities


R&D
79%
Sales/
Marketing
12%
Admin
9%

- Over 400 employees; 335 in R&D
- Powerful R&D capabilities in combining programmable DSP and platform level-IP

Complementary Geographic Strengths


Parthus
Strength
Ceva Strength

- Global sales channel 30
- Complementary blend of geographic strengths

ParthusCeva Financial Highlights

Financial Highlights

parthusceva THE IP POWERHOUSE™

Attractive Business Model	• Scalable business • Generating high-margin, recurring revenues
Merger Benefits	• Leverage existing investment in Sales and R&D • Potential for cost efficiencies
Financial Resources	• Cash generative; Low CapEx requirement • Strong Balance Sheet $80M
Strong Growth Opportunities	• Cross-selling opportunities • Vertical market expansion
Strong Shareholder Base	• Parthus - strong European Institutional base • DSPG - strong US Institutional base

[1] Gartner Dataquest
[2] Forward Concept

Characteristics Of ParthusCeva Licensing Model


1
Initial License Fees
2
Per-Unit Royalties
3
Re-Use License

Characteristics

- High Margin
- Scalable
- Recurring revenues
- Low CapEx requirement
- Cash Generative

Proforma of Combined Entity

Year Ending December 31st, 2001

US$m	Parthus	Ceva	ParthusCeva
Revenues	40.9	25.2	66.1
Licensing + Royalty	*30.0*	*20.9*	*50.9*
Services + Product	*10.9*	*4.3*	*15.2*
Gross Margins	71%	95%	80%

parthusceva THE IP POWERHOUSE™

Combined Targets For 2003
Medium Term

Financial Metrics	'03 Target
Revenues/Margins	
• Revenue growth	20%
• Licensing & royalty revenue mix	80%
• Gross Margins	80-85%
Operating cost base	
• R&D spend of approx $30m	35% of revenues
• Cost savings of $6m	10% over medium term
• EBITA margins	20% attainable

Combined Balance Sheet

- Cash positive at the operating level - range $2-3m
- Low Capex requirement
- Cash to support organic & acquisitive growth opportunities
- Strong working capital management
- No Debt

ParthusCeva Highlights

Unique Technology Position
- DSP - the main 'brain' of wireless
- Market leader in DSP licensing (79% share)[1]
- Unique strategy: Cores + platforms = Integrated IP solution

High Growth Markets
- DSP markets growing at 30% CAGR[2]
- Industry trend to licensing open standard processor architectures

Established Customers
- Blue chip OEM and semi customers - (70% relicense rate)
- Strong position in Americas, Asia and Europe

Proven Business Model
- Scalable, high margin, recurring revenues
- Strong balance sheet

Experienced Team
- Powerful R&D resources and skill set
- Global sales
- Proven management

[1] Gartner Dataquest
[2] Forward Concept

parthusceva
THE IP POWERHOUSE™

The Worlds' Leading Provider Of

DSP Based IP Solutions